January 10, 2011

Marketocracy Masters 100SM Fund (the “Fund”)

A SERIES OF MARKETOCRACY FUNDS

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”)
Dated October 28, 2010, as supplemented

Effective January 10, 2011, Marketocracy Capital Management LLC, and the Board of Trustees, has determined to increase the Fund’s minimum investment amount from $2,000 to $10,000.  Accordingly, all references to the Fund’s minimum investment amount contained in the Fund’s Summary Prospectus, Prospectus and SAI are superseded by the information contained in this Supplement.

Additionally, effective December 31, 2010, Arthur Roth retired from his position as Independent Trustee.  Accordingly, all references to Mr. Roth contained in the SAI are superseded by the information contained in this Supplement.

Additionally, the following disclosure is hereby added to the end of the “Managing the Fund’s Portfolio” section on page 2 of the Fund’s Summary Prospectus and page 3 of the Fund’s Prospectus:

“Effective December 31, 2010, MCM began using statistical research provided by NoLoad FundX regarding the various model portfolios’ performances to refine MCM’s selections of m100 members.”

Please retain this Supplement for future reference.